Exhibit 99.2

Kerr-McGee Corporation

Return on Average Capital Employed

(Millions of Dollars)

These measures are non-GAAP financial measures.  Management believes that these measures provide valuable insight into profitability of the company and its exploration and production segment and enable investors and analysts to better compare operating performance with those of other exploration and production companies.

Return on Average Capital Employed - Consolidated

	2004	2003	2002	2001	2000

Income (loss) from continuing operations, net of tax	$415	$264	$(590)	$480	$812
Add: Interest and debt expense, net of tax	159	163	179	127	135
Income (loss) from continuing operations before interest and debt expense, net of tax	$574	$427	$(411)	$607	$947

Average capital employed	$7,759	$6,385	$6,948	$6,220	$4,419
Return on average capital employed	7.40%	6.69%	-5.92%	9.76%	21.43%

Return on Average Capital Employed - Exploration and Production

	2004	2003	2002	2001	2000

Net operating profit (loss) from continuing operations (1)	$787	$629	$(269)	$580	$927
Allocated share of corporate and other income (expense) (2)	(80)	(91)	(74)	26	(28)
Net operating profit (loss) after deducting a share of corporate and other income (expense)	$707	$538	$(343)	$606	$899

Average capital employed	$6,554	$5,003	$5,578	$4,909	$3,345
Return on average capital employed	10.78%	10.75%	-6.14%	12.33%	26.88%

Return on Average Capital Employed - Exploration and Production
(excluding effects of commodity derivatives)

	2004	2003	2002	2001	2000

Net operating profit (loss) from continuing operations (1)	$787	$629	$(269)	$580	$927
Allocated share of corporate and other income (expense) (2)	(80)	(91)	(74)	26	(28)
Net operating profit (loss) after deducting a share of corporate and other income (expense)	707	538	(343)	606	899
Add: Losses on commodity derivatives, net of taxes	488	179	51	—	—
Net operating profit (loss) excluding effects of commodity derivatives	$1,194	$717	$(291)	$606	$899

Average capital employed	$6,765	$5,079	$5,603	$4,909	$3,345
Return on average capital employed	17.65%	14.11%	-5.19%	12.33%	26.88%

(1)               Net operating profit represents segment results of operations before considering general corporate expenses, interest and debt expense, environmental provisions related to businesses in which the company’s affiliates are no longer engaged and other income (expense).

(2)               Computation of estimated share of corporate and other income (expense) is provided below.

Calculation of Allocated Corporate and Other Income (Expense)

	2004	2003	2002	2001	2000

Income from continuing operations	$415	$264	$(590)	$480	$812
Add: Interest and debt expense, net of tax	159	163	179	127	135
Income (loss) from continuing operations before interest and debt expense	574	427	(411)	607	947
Less: Net operating (profit) loss from continuing operations - Exploration & Production	(787)	(629)	269	(580)	(927)
Less: Net operating (profit) loss from continuing operations - Chemical	54	20	(5)	24	(76)
Unallocated corporate and other income (expense)	$(159)	$(182)	$(147)	$51	$(56)
One half of corporate and other income (expense) to be allocated	$(80)	$(91)	$(74)	$26	$(28)

Kerr-McGee Corporation

Capital Employed and Average Capital Employed

(Millions of Dollars)

Capital Employed and Average Capital Employed - Consolidated

	2004	2003	2002	2001	2000

Total Assets	$14,518	$10,250	$9,909	$11,076	$7,666
Total Liabilities	9,200	7,614	7,373	7,902	5,033
Capital Employed	$5,318	$2,636	$2,536	$3,174	$2,633

Adjustments:
Deduct: Net assets related to discontinued exploration and production operations	—	—	(178)	(318)	(245)
Deduct: Discontinued forest products operations	(3)	(4)	(5)	(5)	(5)
Add: Minority interest in subsidiary companies	4	7	4	3	24
Add: Long-term debt including current portion	3,699	3,655	3,904	4,574	2,425
Add: Interest payable	97	109	105	100	81
Adjusted Capital Employed	$9,115	$6,403	$6,366	$7,528	$4,913

Average Capital Employed	$7,759	$6,385	$6,948	$6,220	$4,419

Capital Employed and Average Capital Employed - Exploration and Production

	2004	2003	2002	2001	2000

Total Assets (1)	$12,246	$7,385	$7,030	$8,076	$4,849
Total Liabilities (1)	4,073	2,731	2,194	2,182	1,164
Capital Employed (1)	$8,173	$4,654	$4,836	$5,894	$3,685

Adjustments:
Allocated share of corporate and other capital employed	(28)	308	208	217	21
Adjusted Capital Employed (1)	$8,145	$4,962	$5,044	$6,111	$3,706

Average Capital Employed	$6,554	$5,003	$5,578	$4,909	$3,345

Capital Employed and Average Capital Employed - Exploration and Production
(excluding effects of commodity derivative assets and liabilities)

	2004	2003	2002	2001	2000

Total Assets (1)	$12,246	$7,385	$7,030	$8,076	$4,849
Total Liabilities (1)	4,073	2,731	2,194	2,182	1,164
Capital Employed (1)	$8,173	$4,654	$4,836	$5,894	$3,685

Adjustments:
Allocated share of corporate and other capital employed	(28)	308	208	217	21
Add: E&P commodity derivative liabilities, net of tax	321	101	51	—	—
Adjusted Capital Employed (1)	$8,466	$5,063	$5,095	$6,111	$3,706

Average Capital Employed	$6,765	$5,079	$5,603	$4,909	$3,345

Calculation of Allocated Corporate and Other Capital Employed

	2004	2003	2002	2001	2000

Adjusted Consolidated Capital Employed (1)	$9,115	$6,403	$6,366	$7,528	$4,913
E&P Capital Employed (1)	8,173	4,654	4,836	5,894	3,685
Chemical Capital Employed (1)	997	1,134	1,114	1,200	1,186
Corporate and Other Capital Employed (1)	$(55)	$615	$416	$434	$42

One half of corporate and other capital employed	$(28)	$308	$208	$217	$21

(1)               Excludes assets and liabilities related to discontinued operations.